                             HAWAIIAN HOLDINGS, INC.
                            2005 STOCK INCENTIVE PLAN

Section 1.    PURPOSE OF THE PLAN

              The purpose of the 2005 Stock Incentive Plan (the "Plan") is to further the interests of Hawaiian Holdings, Inc. (the "Company") and its stockholders by providing long-term performance incentives to those employees,
Non-Employee Directors, contractors and consultants of the Company and its
Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2.    DEFINITIONS

              For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Award" means any Option, SAR, Restricted Stock, Dividend Right,
Deferred Stock Unit and other Stock-Based Awards, or other cash payments granted to a Participant under the Plan.

         (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Deferred Stock Unit" means an Award that shall be valued in reference to the market value of a share of Stock (plus any distributions on such Stock that shall be deemed to be re-invested when made) and may be payable in cash or Stock at a specified date as elected by a Participant.

         (e) "Director Cause" shall mean (i) a final conviction of a felony involving moral turpitude or (ii) willful misconduct that is materially and demonstrably injurious economically to the Company.

         (f) "Dividend Rights" means the right to receive in cash or shares of
Stock, or have credited to an account maintained under the Plan for later payment in cash or shares of Stock, an amount equal to the dividends paid with respect to a specified number of shares of Stock (other than a Stock dividend that results in adjustments pursuant to Section 8(a)).

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (h) "Fair Market Value" means, with respect to Stock, (i) the closing price per share of the Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or
(ii) if the Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and ask prices (in all other cases)
for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and ask prices for the Stock on such date as determined in good faith by the
Committee; or (iv) if the provisions of clauses (i), (ii) and (iii) shall not be applicable, the fair market value established by the Committee acting in good faith. With respect to Awards or other property, "Fair Market Value" means the fair market value of such Awards or other property established by the Committee acting in good faith.

         (i) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

         (j) "Non-Employee Director" means a member of the Board of Directors of the Company who is either not an employee of the Company or at such time is an employee of the Company but is not an executive officer of the Company who is compensated by the Company.

         (k) "Option" means a right granted to a Participant pursuant to
Sections 6(b) or 6(c) to purchase Stock at a specified price during specified time periods. An Option granted to a Participant pursuant to Section 6(b) may be either an ISO or a nonstatutory Option (an Option not designated as an ISO), but an Option granted pursuant to Section 6(c) to an individual who is not an employee of the Company may not be an ISO.

         (l) "Participant" shall have the meaning specified in Section 3 hereof.

         (m) "Performance Goal" means a goal, expressed in terms of profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS), market share targets, profitability targets as measured through return ratios, stockholder returns, qualitative milestones, or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division, or department.

         (n) "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

         (o) "Restricted Stock" means Stock awarded to a Participant pursuant to
Section 6(e) that may be subject to certain restrictions and to a risk of forfeiture.

         (p) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect from time to time.

         (q) "SAR" or "Stock Appreciation Right" means the right granted to a
Participant pursuant to Section 6(f) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

         (r) "Stock" means the common stock, $0.01 par value, of the Company.

         (s) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to, the market value of
Stock, including but not limited to any Option, SAR, Restricted Stock or Stock granted as a bonus or Awards in lieu of cash obligations.

         (t) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which more than 50% of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

Section 3.    ADMINISTRATION OF THE PLAN

              The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"); provided that with respect to the Director Options (as defined in Section 6(c) herein), such
Director Options shall instead be granted and administered by the Corporate
Governance and Nominating Committee of the Board of Directors of the Company
(the "Nominating Committee"). Any action of the Committee in administering the
Plan shall be final, conclusive and binding on all persons, including the
Company, its Subsidiaries, their employees, Participants, consultants, contractors, persons claiming rights from or through Participants and stockholders of the Company.

              Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the employees,
Non-Employee Directors, contractors and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of
Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the
Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to executive officers of the Company the authority, subject to such terms as the
Committee shall determine, to

exercise such authority and perform such functions, including, without limitation, the selection of Participants and the grant of Awards, as the
Committee may determine, to the extent permitted under Rule 16b-3, Section
162(m) of the Code and applicable law; provided, however, that the Committee may not delegate the authority to grant Awards, perform such functions or make any determination affecting or relating to the executive officers of the Company.

Section 4.    PARTICIPATION IN THE PLAN

              Participants in the Plan shall be employees, Non-Employee
Directors, contractors and consultants of the Company and its Subsidiaries;
provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as ISOs.

Section 5.    PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of Section 8 hereof, the aggregate number of shares of Stock available for issuance as Awards under the Plan shall not exceed 8,000,000 shares.

         (b) No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such
Award. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tendered or retained shall again be available for Awards under the Plan. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards to grant future awards as a commitment of the Company or any
Subsidiary in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

         (c) Subject to the provisions of Section 8(a) hereof, the following additional maximums are imposed under the Plan with respect to each fiscal year of the Company: (i) the maximum number of shares of Stock that may be granted as
Awards to any Participant in any fiscal year shall not exceed, in the case of any Stock-Based Awards, 1,500,000 shares of Stock, (ii) the maximum amount of cash or cash payments that may be granted as Awards to any Participant in any fiscal year shall not exceed $100,000 and (iii) the maximum number of

Dividend Rights that may be granted as Awards to any Participant in any fiscal year shall not exceed Dividend Rights with respect to more than 1,500,000 shares of Stock.

Section 6.    AWARDS

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section
9(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant;
provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed.
All Awards shall be evidenced by an Award Agreement.

         (b) Options. The Committee may grant Options to Participants on the following terms and conditions:

              (i)   The exercise price of each Option shall be determined by the
                    Committee at the time the Option is granted, but in the case of ISOs the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

              (ii)  The Committee shall determine the time or times at which an
                    Option may be exercised in whole or in part, whether the
                    exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Stock, by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including
                    notes or other contractual obligations of Participants to
                    make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless
                    exercise" arrangements, to the extent permitted by
                    applicable law, and the methods by which, or the time or
                    times at which, Stock will be delivered or deemed to be
                    delivered to Participants upon the exercise of such Option.

              (iii) The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section
                    422 of the Code, including, but not limited to, the
                    requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

         (c) Director Options.

              (i)   Each person who is elected for the first time to be a
                    Non-Employee Director by the Board of Directors of the
                    Company or by the stockholders of the Company shall receive, on the date of his or her initial election, an automatic
                    grant of an Option to purchase 5,000 shares of Stock. The
                    date

                    on which an Option is granted under this Section and Section
                    6(c)(ii) to a specified Non-Employee Director shall
                    constitute the date of grant of such Option (the "Date of
                    Grant").

              (ii)  Each Non-Employee Director shall also receive an automatic annual grant of an Option to purchase 10,000 shares of Stock on an annual basis; provided that, if such Non-Employee
                    Director is then serving as Chairman of the Board, such
                    Option shall be for 15,000 shares of Stock. The Options
                    granted pursuant to Section 6(c)(i) and this Section
                    6(c)(ii) shall be referred to herein as "Director Options."

              (iii) The exercise price per share of all Director Options shall be the Fair Market Value per share of Stock on the Date of
                    Grant. Each Director Option, to the extent vested, may be
                    exercised in whole or in part, the exercise price may be
                    paid in cash or (if specifically approved by the Nominating
                    Committee) by the surrender at Fair Market Value of Stock
                    (either actually, by attestation or otherwise), or (if
                    specifically approved by the Nominating Committee) by any
                    combination of cash and shares of Stock, and shall be
                    subject to such other terms and provisions as the Committee shall determine.

              (iv)  Director Options shall vest at the rate of 33 1/3% per year following the Date of Grant.

              (v)   If a Non-Employee Director shall voluntarily or
                    involuntarily cease to serve as a director of the Company
                    and, where applicable, as an employee of the Company, or if a Non-Employee Director's service with the Company shall
                    terminate on account of death or disability, the unvested
                    Director Options of such Non-Employee Director shall
                    terminate immediately and the vested Director Options of
                    such Non-Employee Director shall terminate one year
                    following the first day that the Non-Employee Director is no longer such a director (or in the case of a Non-Employee
                    Director who is also an employee, one year following the
                    later of the first day that the Non-Employee Director is no longer a director or an employee of the Company); provided that if such Non-Employee Director is removed for Director
                    Cause, the Director Options shall terminate immediately. In no event may the Non-Employee Director, or his or her
                    guardian, conservator, executor or administrator, as the
                    case may be, exercise a Director Option of such Non-Employee
                    Director after the end of the original term of such option.

              (vi)  At its discretion, the Nominating Committee may issue any other type of Award in lieu of a Director Option, provided that the Fair Market Value of such Award (as determined by the Nominating Committee in its sole

                    discretion) is equal to the Fair Market Value of the
                    Director Option that would otherwise be granted pursuant to this Section 6(c).

         (d) Deferred Stock Units. The Committee is authorized to award Deferred
Stock Units to Participants in lieu of payment of a bonus or a Stock-Based Award or cash payment granted under the Plan if so elected by a Participant under such terms and conditions as the Committee shall determine. Settlement of any
Deferred Stock Units shall be made in cash or shares of Stock.

         (e) Restricted Stock. The Committee is authorized to grant Restricted
Stock to Participants on the following terms and conditions:

              (i)   Restricted Stock awarded to a Participant shall be subject to a "substantial risk of forfeiture" within the meaning of
                    Section 83 of the Code, and such restrictions on
                    transferability and other restrictions and Performance Goals for such periods as the Committee may establish.
                    Additionally, the Committee shall establish at the time of such Award, which restrictions may lapse separately or in
                    combination at such times, under such circumstances, or
                    otherwise, as the Committee may determine.

              (ii)  Restricted Stock shall be forfeitable to the Company by the
                    Participant upon termination of employment during the
                    applicable restricted periods. The Committee, in its
                    discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which
                    restrictions or forfeiture conditions will lapse, or may
                    remove any Performance Goal requirement upon the death,
                    disability, retirement or otherwise of a Participant,
                    whenever the Committee determines that such action is in the best interests of the Company.

              (iii) Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If
                    certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and
                    restrictions applicable to such Restricted Stock.

              (iv)  Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other
                    distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock
                    shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to
                    which the Stock has been distributed.

         (f) Stock Appreciation Rights. The Committee is authorized to grant
SARs to Participants on the following terms and conditions:

              (i)   A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A)
                    the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

              (ii)  The Committee shall determine the time or times at which a
                    SAR may be exercised in whole or in part, the method of
                    exercise, method of settlement, form of consideration
                    payable in settlement, method by which Stock will be
                    delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and
                    any other terms and conditions of any SAR.

         (g) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

         (h) Dividend Rights. The Committee is authorized to grant Dividend
Rights to Participants on the following terms and conditions:

              (i)   Dividend Rights may be granted either separately or in
                    tandem with any other Award. If any Dividend Rights are
                    granted in tandem with any other Award, such Dividend Rights shall lapse, expire or be forfeited simultaneously with the lapse, expiration, forfeiture, payment or exercise of the
                    Award to which the Dividend Rights are tandemed. If Dividend
                    Rights are granted separately, such Dividend Rights shall
                    lapse, expire or be terminated at such times or under such conditions as the Committee shall establish.

              (ii)  The Committee may provide that the dividends attributable to
                    Dividend Rights may be paid currently or the amount thereof may be credited to a Participant's Plan account. The
                    dividends credited to a Participant's account may be
                    credited with interest, or treated as used to purchase at
                    Fair Market Value Stock or other property in accordance with such methods or procedures as the Committee shall determine and shall be set forth in the Award Agreement evidencing
                    such Dividend Rights. Any crediting of Dividends Rights may be subject to restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or Stock equivalents. The Committee may provide
                    that the payment of any Dividend Rights shall be made, or
                    once made, may be forfeited under such conditions as the
                    Committee, in its sole discretion, may determine.

              (iii) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to
                    Participants such other Stock-Based Awards, in addition to those provided in Sections 6(b), (c), (d), (e) and (f)
                    hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the
                    terms and conditions of such Awards. Stock delivered
                    pursuant to an Award in the nature of a purchase right
                    granted under this Section 6(i) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash,
                    Stock, other Awards, or other property, as the Committee
                    shall determine.

Section 7.    ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards
granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the
Company or any Subsidiary. If an Award is granted in substitution for another
Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR or the purchase price of any Award conferring a right to purchase Stock:

              (i)   If granted in substitution for an outstanding Award or
                    award, shall be not less than the lesser of (A) the Fair
                    Market Value of a share of Stock at the date such substitute
                    Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the
                    Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

              (ii)  If retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair
                    Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

         (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash,
Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a
Participant at the time that such offer is made.

         (c) Performance Goals. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

         (d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option (other than a Director
Option granted to an Non-Employee Director who is not an employee of the
Company), SAR or Dividend Right exceed a period of ten years from the date of its grant; provided that in the case of any ISO, the term of the Option shall be such shorter period as may be applicable under Section 422 of the Code.

         (e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a
Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other
Awards, or other property, and may be made in a single payment or transfer, or on a deferred basis. The Committee may, whether at the time of grant or at any time thereafter prior to payment or settlement, permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer receipt of all or any portion of any payment of cash or Stock that would otherwise be due to such Participant in payment or settlement of an
Award under the Plan. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of Dividend Rights in respect of deferred amounts credited in Stock equivalents.) The Committee, in its discretion, may accelerate any payment or transfer upon a change of control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

         (f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, including but not limited to the Sarbanes-Oxley Act of 2002, the Company may make, guarantee, or arrange for a loan or loans to a
Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award.
Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based
Award, other than Options and SARs granted at not less than Fair Market Value, may vary from Participant to Participant and Performance-Based Award to
Performance-Based Award, and shall be conditional upon the achievement of
Performance Goals that have been established by the Committee in writing not later than the earlier of (i) 90 days after the beginning of the Performance
Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed. Before any compensation

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pursuant to a Performance-Based Award (other than Options and SARs granted at not less than Fair Market Value) is paid, the Committee shall certify in writing that the Performance Goals applicable to the Performance-Based Award were in fact satisfied.

Section 8.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the
Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of
Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate
Section 422(b)(1) of the Code with respect to ISOs or that would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

         (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any
Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the
Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of the
Performance-Based Award as "performance-based compensation" under Section 162(m)
of the Code.

Section 9.    GENERAL PROVISIONS

         (a) Changes to the Plan and Awards. The Board of Directors of the
Company may amend, alter, suspend, discontinue, or terminate the Plan or the
Committee's (or the Nominating Committee's) authority to grant Awards under the
Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the
Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award
Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter,

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suspend, discontinue, or terminate, any Award theretofore granted and any Award
Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

              The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the
Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as
"performance-based compensation" under Section 162(m) of the Code.

         (b) No Right to Award or Employment. Except as provided in Section
6(c), no employee, Non-Employee Director, contractor or consultant or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or be viewed as requiring the Company or Subsidiary to continue the services of any contractor or consultant for any period. There is no obligation for uniformity of treatment among Participants. Except as set forth in Section
6(e)(iv), no Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

         (c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a
Participant's tax obligations. Withholding of taxes in the form of shares of
Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

         (d) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any
Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the
Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children,

                                       12

grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.
The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

         (e) Securities Law Requirements.

              (i)   No Award granted hereunder shall be exercisable if the
                    Company shall at any time determine that (a) the listing
                    upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise
                    deliverable upon such exercise, or (b) the consent or
                    approval of any regulatory body or the satisfaction of
                    withholding tax or other withholding liabilities, is
                    necessary or appropriate in connection with such exercise.
                    In any of the events referred to in clause (a) or clause (b)
                    above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such
                    withholding, listing, registration, qualifications or
                    approval shall have been effected or obtained free of any
                    conditions not acceptable to the Company in its sole
                    discretion, notwithstanding any termination of any Award or any portion of any Award during the period when
                    exercisability has been suspended.

              (ii)  The Committee may require, as a condition to the right to exercise any Award that the Company receive from the
                    Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations,
                    warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for
                    investment only and without any present intention to sell or otherwise distribute such shares and that the Participant
                    will not dispose of such shares in transactions which, in
                    the opinion of counsel to the Company, would violate the
                    registration provisions of the Securities Act of 1933, as
                    then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear
                    appropriate legends summarizing such restrictions on the
                    disposition thereof.

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         (f) Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on April 27, 2015, and no Options under the
Plan shall thereafter be granted.

         (g) Fractional Shares. The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

         (h) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

         (i) Adoption of the Plan and Effective Date. The Plan shall be adopted by the Board of Directors of the Company and shall be effective as of the date of Stockholder approval.

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